UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

ALPINE IMMUNE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 East Blaine Street, Suite 200

Seattle, Washington 98102

(Address of Principal Executive Offices, including zip code)

(206) 788-4545

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On April 10, 2024, Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (“Parent”), Adams Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Alpine Immune Sciences, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the terms of the Merger Agreement, Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), at a price of $65.00 per share (the “Offer Price”), net to the seller in cash, without interest, and subject to applicable withholding taxes.

Consummation of the Offer is subject to various conditions set forth in the Merger Agreement, including (a) a majority of Shares then-outstanding (including Shares issued upon the automatic exercise of certain Company warrants upon the closing of the Offer) being tendered in the Offer, (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any required foreign regulatory clearances, (c) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (except, generally, for any inaccuracies that have not had a Company Material Adverse Effect (as defined in the Merger Agreement)), (d) the Company’s performance in all material respects of its obligations under the Merger Agreement and (e) the other conditions set forth in Exhibit A to the Merger Agreement. The consummation of the Offer and Merger is not subject to a financing condition.

The Merger Agreement provides that Merger Sub will commence the Offer no later than 10 business days after the date of the Merger Agreement. The Offer will expire at one minute after 11:59 p.m., Eastern time, on the date that is 20 business days following the commencement date of the Offer, unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Following consummation of the Offer, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). In the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger that is not tendered and accepted pursuant to the Offer (other than the Shares owned by the Company, Shares held by Parent or Merger Sub, and Shares as to which appraisal rights have been perfected in accordance with applicable law) will be canceled and converted into the right to receive the Offer Price (the “Merger Consideration”), net to the seller in cash, without interest, and subject to applicable withholding taxes, on the terms and conditions set forth in the Merger Agreement. Immediately prior to the effective time of the Merger, all outstanding unvested stock options and unvested restricted stock units will become fully vested, and at the effective time of the Merger, each stock option and restricted stock unit will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration (or, in the case of stock options, the difference between the Merger Consideration and the applicable per share exercise price), less any applicable withholding taxes.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Offer, the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”) are fair to and in the best interests of the Company and the stockholders of the Company, (ii) approved and declared advisable the Merger, the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions and (iii) resolved, subject to the terms and conditions of the Merger Agreement, to recommend that all stockholders of the Company accept the Offer and tender their shares pursuant to the Offer.

The Merger Agreement provides that the Merger will be governed by Section 251(h) of the Delaware General Corporation Law (the “DGCL”) and shall be effected by Merger Sub and the Company as soon as practicable following the consummation of the Offer without a stockholders’ meeting pursuant to the DGCL.

The Merger Agreement contains customary representations and warranties by Parent, Merger Sub and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company between signing and closing, governmental filings and approvals and other matters.

The Merger Agreement contains customary non-solicitation restrictions prohibiting the Company’s solicitation of alternative business combination transactions and restricts the Company’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to customary exceptions in the event of an acquisition proposal that was not solicited in violation of these restrictions and that the Board determines constitutes, or would reasonably be expected to lead to, a Superior Company Proposal (as defined in the Merger Agreement).

The Merger Agreement contains termination rights for each of Parent, Merger Sub and the Company including by either Parent or the Company if the Offer Closing Time (as defined in the Merger Agreement) shall not have occurred on or before April 10, 2025, or by the Company to enter into an alternative transaction that constitutes a Superior Company Proposal, and further provides that upon termination of the Merger Agreement under specified circumstances the Company may be required to pay Parent a termination fee of $173 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Parent. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and are qualified by information in confidential disclosure schedules provided by the parties thereto in connection with the signing of the Merger Agreement. These disclosure schedules include information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Merger Sub and Parent, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Merger Sub or Parent.

Tender and Support Agreements

On April 10, 2024, in connection with the Merger Agreement, each of Frazier Life Sciences VIII, L.P., and Frazier Life Sciences Public Fund, L.P. (together with Frazier Life Sciences VIII, the “Frazier Entities”), Decheng Capital China Life Sciences USD Fund III, L.P., Decheng Capital Global Healthcare Fund (Master), LP, Alpine ImmunoSciences, L.P., OrbiMed Private Investments VI, LP and OrbiMed Genesis Master Fund, L.P. (collectively, the “Supporting Stockholders”), in each case in their capacity as a stockholder of the Company and who, collectively, beneficially own approximately 25.5% of the outstanding Shares, entered into a Tender and Support Agreement (together, the “Tender and Support Agreements”, and, with respect to the Tender and Support Agreements entered into by the Frazier Entities, the “Frazier Tender and Support Agreements”) with Parent and Merger Sub and, in the case of the Frazier Tender and Support Agreements, with the Company. The Tender and Support Agreements and the Frazier Tender and Support Agreements provide, among other things, that each of the Supporting Stockholders will tender all of the Shares held by such Supporting Stockholder, as applicable, in the Offer.

The forms of the Tender and Support Agreements and the Frazier Tender and Support Agreements have been included to provide information regarding their terms. It is not intended to modify or supplement any factual disclosures about the applicable stockholder or the Company, Parent or Merger Sub in any public reports filed with the SEC by the Company, Parent or Merger Sub.

The foregoing description of the Tender and Support Agreements and the Frazier Tender and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Tender and Support Agreements and the Frazier Tender and Support Agreements, the forms of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On April 10, 2024, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Notice Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” relating to the proposed acquisition of the Company by Parent. These forward-looking statements are not based on historical fact and include statements regarding the ability of the Company and Parent to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the transaction, the Company’s and Parent’s beliefs and expectations and statements about the benefits sought to be achieved by Parent’s proposed acquisition of the Company, the potential effects of the acquisition on both the Company and Parent and the possibility of any termination of the Merger Agreement. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “intend,” and other similar expressions, among others. These forward-looking statements are based on current assumptions that involve risks, uncertainties, and other factors that may cause actual results, events, or developments to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties, many of which are beyond our control, include, but are not limited to future events and trends that the Company believes may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of the Company. There can be no guarantee that such expectations and projections will prove accurate in the future.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of the Company’s stockholders will tender their shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Merger and the Offer contemplated thereby may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Merger Agreement on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of any developments and whether the conditions to the closing of the proposed acquisition are satisfied on the expected timetable or at all. Other risks that may affect the future results of the Company and Parent are identified in their respective filings with the SEC. These forward-looking statements speak only as of the date they are made, and the Company and Parent undertake no obligation to update forward-looking statements, and readers are cautioned not to place undue reliance on such forward-looking statements.

Additional Information about the Acquisition and Where to Find It

The Offer referenced in this Form 8-K has not yet commenced. This Form 8-K is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that Parent and Merger Sub will file with the SEC upon commencement of the Offer. A solicitation and offer to buy outstanding shares of the Company will only be made pursuant to the tender offer materials that Parent and Merger Sub intend to file with the SEC. At the time the Offer is commenced, Parent and Merger Sub will file with the SEC tender offer materials on Schedule TO, and the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES OF COMMON STOCK IN THE OFFER. The tender offer materials (including the Offer to Purchase and the related Letter of Transmittal) will be made available to all stockholders of the Company at no expense to them at Parent’s website under the “Investors” section of at https://investors.vrtx.com/financial-information/sec-filings and (once they become available) the tender offer materials (including the Offer to Purchase and the related Letter of Transmittal) and the Solicitation/Recommendation Statement will be mailed to the stockholders of the Company free of charge. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website, ir.alpineimmunesciences.com, or by contacting the Company’s investor relations department at ir@alpineimmunesciences.com. The information contained in, or that can be accessed through, Parent’s website and the Company’s website is not a part of or incorporated by reference herein. The tender offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the Solicitation/Recommendation Statement, will also be made available for free on the SEC’s website at www.sec.gov. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Parent and the Company file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may read any reports, statements, or other information filed by Parent and the Company with the SEC for free on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Alpine Immune Sciences, Inc., Vertex Pharmaceuticals Incorporated and Adams Merger Sub, Inc., dated April 10, 2024.

10.1	Form of Tender and Support Agreement.

10.2	Form of Frazier Tender and Support Agreement.

99.1	Joint Press Release, dated April 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2024	ALPINE IMMUNE SCIENCES, INC.

	By:	/s/ Paul Rickey
	Name:	Paul Rickey
	Title:	Senior Vice President and Chief Financial Officer